UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21470

Eaton Vance Tax-Advantaged Global Dividend Income Fund
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Maureen A. Gemma The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2008

Item 1. Reports to Stockholders

Semiannual Report April 30, 2008

EATON VANCE
TAX-
ADVANTAGED
GLOBAL
DIVIDEND
INCOME
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at
1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of April 30, 2008

INVESTMENT UPDATE

Aamer Khan, CFA
Co-Portfolio Manager

Thomas H. Luster, CFA
Co-Portfolio Manager

Michael R. Mach, CFA

Co-Portfolio Manager

Judith A. Saryan, CFA

Co-Portfolio Manager

Economic and Market Conditions

•

The stock market registered a decline for the six months ended April 30, 2008, reflecting a slowing economy, weaker corporate profits and the deepening credit crisis. The financial and housing segments were hard hit, as a large supply of unsold homes plagued the housing market and the financial sector suffered steep losses related to the subprime loan debacle. Concerns over the credit crisis contributed to rising market volatility. As curtailed lending raised the prospect of a more severe slowdown, the Federal Reserve lowered short-term interest rates to add much-needed liquidity. The surge in energy prices was another hurdle for the economy, while the U.S. dollar fell to record lows versus other major currencies. Global markets also declined, with those dependent on sales to the U.S. of technology products and consumer electronics especially hard-hit. In mid-March 2008, the market began to recover tentatively amid suggestions that the market had already discounted the worst of the credit crisis. Led by a rebound in financial stocks and increasing hopes for an orderly unwinding of troubled debt, the rally gained strength through April 2008, trimming losses for the six-month period.

•

For the six months ended April 30, 2008, nine of the ten major sectors within the Russell 1000 Value Index (the “Index”) registered negative returns. The energy sector was the lone area that posted positive returns, while consumer staples, materials and utilities produced relatively modest losses. The weakest performing sectors were information technology, financials, consumer discretionary and telecommunication services. Market-leading industries during the period included energy equipment and services, road and rail, and real estate management and development. In contrast, wireless telecommunication services, thrifts and mortgage finance and communications equipment were the period’s worst-performing industries.

Management Discussion

•

During the six months ended April 30, 2008, the Fund’s return, at NAV, underperformed the Index primarily because of the Fund’s holdings of preferred stock, which were negatively affected by declines in the bond market. Among the common stock holdings, the most significant contributions to performance came from stocks in the financials, information technology, and consumer discretionary sectors. In financials, the Fund was underweighted in several industries that performed poorly, thus relative performance benefited. These industries included capital markets, diversified financial services, and thrifts and mortgage finance. In information technology, the Fund again benefited from not owning stocks in the struggling communications equipment industry, which performed poorly in the Index. Finally, in the consumer discretionary sector, Fund holdings in the hotels, restaurants and leisure industry and the media industry outperformed similar holdings in the Index.

Eaton vance Tax-Advantaged Global Dividend income

Fund Total Return performance 10/31/07 – 4/30/08

NYSE Symbol		ETG
At Net Asset Value (NAV)(1)		-11.46%
At Share Price(1)		-11.23%
Russell 1000 Value Index(2)		-9.83%
Lipper Global Funds Average (at NAV)(2)		-7.39%
Lipper Global Funds Average (at Share Price)(2)		-6.30%
Total Distributions per share		$0.863
Distribution Rate(3)	At NAV	6.43%
	At Share Price	7.11%

Please refer to page 3 for additional performance information.

(1)   Performance results reflect the effect of leverage.

(2)   It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Unlike the Fund, an Index’s return does not reflect the effect of leverage, such as the issuance of Auction Preferred Shares. The Lipper total return is the average total return, at net asset value and at share price, of the funds that are in the same Lipper Classification as the Fund.

(3)   The Distribution Rate is based on the Fund’s most recent monthly distribution per share (annualized) divided by the Fund’s NAV or share price at the end of the period. The Fund’s monthly distributions may be comprised of ordinary income, net realized capital gains and return of capital.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in share price or net asset value (as applicable) with all distributions reinvested. The Fund’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, current performance may be lower or higher than quoted. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

•

Limiting the relative performance of the Fund’s common stock holdings over the past six months were holdings in the energy sector, where oil and gas stocks held back performance, and materials, where holdings in the containers and packaging industry detracted relative to the Index.(1)

•

Based on the Fund’s objective of providing a high level of after-tax total return, which consists primarily of tax-favored dividend income and capital appreciation, the Fund was invested primarily in securities that generated a relatively high level of qualified dividend income (QDI) during the period. At the end of the six months ended April 30, 2008, the Fund had approximately 86% of total investments in common stocks and approximately 14% of total investments in preferred stocks. Within the common stock portfolio, the Fund maintained significant exposure to the financials, utilities and energy sectors.

•

As mentioned, 14% of the Fund’s total investments was invested in preferred stocks, which are influenced, to some degree, by the Federal Reserve Board’s (the “Fed”) monetary policy. During the six months ended April 30, 2008, the Fed cut short-term interest rates significantly in an effort to provide liquidity to the struggling credit markets. The benchmark Fed Funds Target Rate has been reduced from 4.50% at October 31, 2007 to 2.00% at April 30, 2008. Volatility continued to dampen performance in credit markets as delinquencies in mortgage and related securities continued, with poor performance in the mortgage sector contributing to increased risk aversion and a dramatic contraction of liquidity across the broader bond market. Spreads widened dramatically in preferred stocks during the period, driving returns into negative territory. The Fund’s preferred stock holdings slightly trailed their benchmark — the Merrill Lynch Fixed Rate Preferred Stock Index, an unmanaged, broad-based index of preferred stocks — as market volatility spread throughout the financial sector where much of the preferred stock portion of the Fund is invested.(1)

•

The continued payment of the Fund’s monthly distributions reflected the continued use of the Fund’s dividend capture strategy, a trading strategy designed to enhance the level of QDI earned by the Fund. By using this strategy, the Fund has been able to collect a greater number of dividend payments than it would have collected by simply adhering to a buy-and-hold strategy. There can be no assurance that the continued use of dividend capture trading will be successful. In addition, the use of this strategy exposes the Fund to increased trading costs and the potential for capital loss or gain.

•

As of April 30, 2008, the Fund had leverage in the amount of approximately 26% of the Fund’s total assets. As of April 14, 2008, the Fund had redeemed all of its outstanding Auction Preferred Shares, representing 30,000 shares and $750,000,000 in liquidation preferences, through debt financing. The Fund was not required to sell portfolio holdings, and the cost to the Fund of the new debt leverage is expected, over time, to be lower than the total cost of the Auction Preferred Shares based on the maximum applicable dividend rates.(2)

•

Effective July 1, 2008, Mr. Mach will be replaced as a Co-Portfolio Manager of the Fund by Martha Locke. Ms. Locke joined the Fund’s investment adviser, Eaton Vance Management, in 1997 and is a Vice President and equity analyst.

•	As always, we thank you for your continued confidence and participation in the Fund.

(1)   It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Unlike the Fund, an Index’s return does not reflect the effect of leverage, such as the issuance of Auction Preferred Shares.

(2)   Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of NAV and share price of the common shares). In the event of a rise in long-term interest rates, the value of the Fund’s portfolio could decline, which would reduce the asset coverage.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of April 30, 2008

FUND PERFORMANCE

Performance(1)

NYSE Symbol	ETG

Average Annual Total Returns (by share price, New York Stock Exchange)
Six Months	-11.23%
One Year	-8.50
Life of Fund (1/30/04)	13.00

Average Annual Total Returns (at net asset value)
Six Months	-11.46%
One Year	-4.06
Life of Fund (1/30/04)	15.69

(1) Performance results reflect the effect of leverage.

Fund composition

Top Ten common stock Holdings(2)

By total investments

E.ON AG	3.6%
AT&T, Inc.	3.1
StatoilHydro ASA	2.8
Scottish and Southern Energy PLC	2.5
Deere & Co.	2.4
Total SA ADR	2.4
RWE AG	2.4
Veolia Environnement	2.4
Chevron Corp.	2.2
Zurich Financial Services AG	2.1

(2) Top Ten Common Stock Holdings represented 25.9% of the Fund’s total investments as of 4/30/08. Excludes cash equivalents.

Sector Weightings(3)

By total investments

(3) As a percentage of the Fund’s total investments as of 4/30/08. Excludes cash equivalents.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in share price or net asset value with all distributions reinvested. The Fund’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Investment return and market price will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, current performance may be lower or higher than quoted. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of April 30, 2008

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks(1) — 117.3%
Security	Shares	Value
Beverages — 3.1%
Diageo PLC	2,000,000	$40,632,076
InBev NV	280,000	22,883,691
		$63,515,767
Capital Markets — 0.5%
Credit Suisse Group	200,000	$11,079,641
		$11,079,641
Chemicals — 1.6%
BASF AG	225,000	$31,894,604
		$31,894,604
Commercial Banks — 6.0%
Bank of Nova Scotia	800,000	$38,120,000
BNP Paribas SA	200,000	21,258,825
DnB NOR ASA	1,930,537	28,541,829
National Bank of Greece SA	187,074	10,259,915
Svenska Handelsbanken AB, Class A	880,100	24,193,941
		$122,374,510
Construction & Engineering — 1.8%
Vinci SA	500,000	$36,572,765
		$36,572,765
Distributors — 0.4%
Genuine Parts Co.	200,000	$8,492,000
		$8,492,000
Diversified Telecommunication Services — 11.2%
AT&T, Inc.	2,195,000	$84,968,450
BCE, Inc.	1,098,000	40,055,040
BT Group PLC	4,000,000	17,539,252
Elisa Oyj	200,000	4,486,659
Koninklijke KPN NV	1,900,000	34,586,477
TeliaSonera AB	2,100,000	18,637,258
Telstra Corp., Ltd.	2,500,000	6,949,030
Verizon Communications, Inc.	446,324	17,174,547
Windstream Corp.	465,267	5,462,235
		$229,858,948

Security	Shares	Value
Electric Utilities — 19.0%
E.ON AG	500,000	$101,127,160
Edison International	650,000	33,910,500
Entergy Corp.	450,000	51,687,000
Exelon Corp.	560,000	47,868,800
Fortum Oyj	500,000	21,090,312
FPL Group, Inc.	700,000	46,403,000
Scottish and Southern Energy PLC	2,500,000	68,624,131
Southern Co. (The)	500,000	18,615,000
		$389,325,903
Electrical Equipment — 3.2%
Cooper Industries, Ltd., Class A	450,000	$19,075,500
Emerson Electric Co.	900,000	47,034,000
		$66,109,500
Energy Equipment & Services — 2.5%
Diamond Offshore Drilling, Inc.	400,000	$50,164,000
		$50,164,000
Food Products — 3.2%
Kraft Foods, Inc., Class A	588,220	$18,605,399
Nestle SA	100,000	47,480,366
		$66,085,765
Hotels, Restaurants & Leisure — 4.4%
Compass Group PLC	6,219,671	$41,764,606
McDonald's Corp.	800,000	47,664,000
		$89,428,606
Household Durables — 0.6%
Stanley Works	250,000	$12,060,000
		$12,060,000
Industrial Conglomerates — 0.9%
Pirelli & Co. SPA(2)	22,000,000	$17,861,423
		$17,861,423
Insurance — 5.8%
AON Corp.	400,000	$18,156,000
Prudential Financial, Inc.	365,000	27,634,150
Travelers Companies, Inc. (The)	300,000	15,120,000

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of April 30, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Shares	Value
Insurance (continued)
Zurich Financial Services AG	191,900	$57,857,602
		$118,767,752
Machinery — 8.6%
Atlas Copco AB, Class A	2,700,427	$43,055,766
Deere & Co.	800,000	67,256,000
MAN AG	164,306	22,735,815
SKF AB, Class B	2,400,000	43,663,209
		$176,710,790
Media — 0.0%
Reed Elsevier PLC	1	$13
		$13
Metals & Mining — 6.9%
Freeport-McMoRan Copper & Gold, Inc., Class B	350,000	$39,812,500
Outokumpu Oyj	200,000	9,428,748
Rautaruukki OYJ	863,154	40,460,993
Southern Copper Corp.	400,000	45,904,000
ThyssenKrupp AG	78,886	4,906,074
		$140,512,315
Multi-Utilities — 7.0%
RWE AG	575,000	$65,931,610
United Utilities PLC	871,400	12,313,754
Veolia Environnement	914,888	65,707,828
		$143,953,192
Oil, Gas & Consumable Fuels — 19.7%
BP PLC ADR	550,000	$40,034,500
Cairn Energy PLC(2)	605,000	37,379,693
Chevron Corp.	650,000	62,497,500
ENI SpA	1,280,000	49,121,776
Marathon Oil Corp.	1,100,000	50,127,000
Neste Oil Oyj	187,500	5,626,968
Norsk Hydro ASA	819,731	12,003,289
StatoilHydro ASA	2,200,000	78,822,825
Total SA ADR	800,000	67,200,000
		$402,813,551
Pharmaceuticals — 0.2%
Merck & Co., Inc.	131,819	$5,014,395
		$5,014,395

Security	Shares	Value
Real Estate Investment Trusts (REITs) — 3.5%
AvalonBay Communities, Inc.	200,000	$19,950,000
Boston Properties, Inc.	170,000	17,083,300
Simon Property Group, Inc.	260,000	25,963,600
SL Green Realty Corp.	96,700	8,973,760
		$71,970,660
Textiles, Apparel & Luxury Goods — 2.1%
Compagnie Financiere Richemont AG, Class A	700,000	$41,863,546
		$41,863,546
Tobacco — 4.6%
Altria Group, Inc.	850,000	$17,000,000
British American Tobacco PLC	629,953	23,538,718
Imperial Tobacco Group PLC	200,000	9,540,457
Philip Morris International, Inc.(2)	850,000	43,375,500
		$93,454,675
Wireless Telecommunication Services — 0.5%
Bouygues SA	150,000	$11,084,111
		$11,084,111
Total Common Stocks (identified cost $1,554,216,206)		$2,400,968,432
Preferred Stocks — 18.5%
Security	Shares	Value
Capital Markets — 0.9%
Lehman Brothers Holdings, Inc., 7.95%	180,000	$4,316,400
UBS Preferred Funding Trust I, 8.622%(3)	150,000	15,191,595
		$19,507,995
Commercial Banks — 9.9%
Abbey National Capital Trust I, 8.963%(3)	175,000	$19,272,750
ABN AMRO North America Capital Funding Trust, 6.968%(3)(4)	3,300	3,278,344
Barclays Bank PLC, 8.55%(3)(4)	299,600	31,026,516
BNP Paribas, 7.195%(3)(4)	140,000	13,524,448
BNP Paribas Capital Trust, 9.003%(3)(4)	150,000	15,819,705
CA Preferred Fund Trust, 7.00%	68,500	6,629,978
Credit Agricole SA/London, 6.637%(3)(4)	99,500	8,449,361
DB Capital Funding VIII, 6.375%	206,000	4,696,800

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of April 30, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Shares	Value
Commercial Banks (continued)
DB Capital Trust II, 6.55%	135,000	$2,997,000
Den Norske Bank, 7.729%(3)(4)	50,000	5,089,950
First Tennessee Bank, 3.75%(3)(4)	5,275	3,801,297
HBOS PLC, 6.657%(3)(4)	180,000	13,841,388
HSBC Capital Funding LP, 9.547%(3)(4)	210,000	22,569,519
Landsbanki Islands HF, 7.431%(3)(4)	148,500	11,151,994
National City Corp., 9.875%(3)	275,000	6,160,000
Nordea Bank AB, 8.95%(3)(4)	15,700	1,704,626
Royal Bank of Scotland Group PLC, 7.64%(3)	131,000	12,435,424
Royal Bank of Scotland Group PLC, 9.118%	44,750	4,561,448
Standard Chartered PLC, 6.409%(3)(4)	99,000	8,354,105
Wachovia Corp., 8.00%	300,000	7,548,000
		$202,912,653
Diversified Financial Services — 1.6%
Citigroup Inc., Series AA, 8.125%	250,000	$6,337,500
ING Group NV, 6.125%	20,700	433,665
ING Group NV, 7.375%	190,000	4,727,200
JPMorgan Chase & Co., 7.90%(3)	122,500	12,539,786
Santander Finance UNIP, 6.50%	386,500	8,077,850
		$32,116,001
Electric Utilities — 0.4%
Georgia Power Co., 6.50%	80,000	$7,800,000
		$7,800,000
Food Products — 0.3%
Dairy Farmers of America, 7.875%(4)	75,230	$6,171,215
		$6,171,215
Insurance — 4.8%
Aegon NV, 6.375%	470,000	$9,964,000
Arch Capital Group, Ltd., Series B, 7.875%	11,000	270,600
Arch Capital Group, Ltd., 8.00%	77,000	1,925,000
AXA SA, 6.379%(3)(4)	25,000	2,217,500
AXA SA, 6.463%(3)(4)	216,750	18,513,810
Endurance Specialty Holdings, Ltd., 7.75%	246,200	5,822,630
ING Capital Funding Trust III, 8.439%(3)	213,000	22,009,929
Prudential PLC, 6.50%	207,000	18,315,132
RenaissanceRe Holdings, Ltd., 6.08%	257,500	4,980,050
RenaissanceRe Holdings, Ltd., 6.60%	115,000	2,455,250
Zurich Regcaps Fund Trust VI, 3.775%(3)(4)	12,500	11,242,187
		$97,716,088

Security	Shares	Value
Oil, Gas & Consumable Fuels — 0.4%
Kinder Morgan GP, Inc., 8.33%(3)(4)	7,000	$7,523,250
		$7,523,250
Thrifts & Mortgage Finance — 0.2%
Federal National Mortgage Association, Series O, 7.00%(3)	47,000	$2,164,937
Indymac Bank FSB, 8.50%(4)	400,000	2,037,520
		$4,202,457
Total Preferred Stocks (identified cost $431,150,872)		$377,949,659
Short-Term Investments — 0.0%
Description	Interest (000's omitted)	Value
Investment in Cash Management Portfolio, 2.49%(5)	$0	$2
Total Short-Term Investments (identified cost $2)		$2
Total Investments — 135.8% (identified cost $1,985,367,080)		$2,778,918,093
Other Assets, Less Liabilities — (35.8)%		$(732,342,459)
Net Assets — 100.0%		$2,046,575,634

ADR - American Depository Receipt

(1)  All securities except for SL Green Realty Corp. and Bouygues SA have been segregated as collateral with the custodian for borrowings under the Facility Agreement.

(2)  Non-income producing security.

(3)  Variable rate security. The stated interest rate represents the rate in effect at April 30, 2008.

(4)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2008, the aggregate value of the securities is $186,316,735 or 9.1% of the Fund's net assets.

(5)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2008.

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of April 30, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Country Concentration of Portfolio
Country	Percentage of Total Investments	Value
United States	40.6%	$1,129,533,061
United Kingdom	14.5	402,470,733
France	8.8	244,528,648
Germany	8.1	226,595,263
Switzerland	5.7	158,281,155
Sweden	4.7	131,254,800
Norway	4.5	124,457,890
Finland	2.9	81,093,679
Canada	2.8	78,175,040
Italy	2.4	66,983,199
Netherlands	1.8	49,711,342
Bermuda	1.0	26,510,803
Belgium	0.8	22,883,691
Iceland	0.4	11,151,994
Greece	0.4	10,259,915
Spain	0.3	8,077,850
Australia	0.3	6,949,030
	100%	$2,778,918,093

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of April 30, 2008

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of April 30, 2008

Assets
Unaffiliated investments, at value (identified cost, $1,985,367,078)	$2,778,918,091
Affiliated investment, at value (identified cost, $2)	2
Receivable for investments sold	49,211,598
Dividends receivable	16,160,184
Interest receivable from affiliated investment	2,100
Tax reclaims receivable	2,311,283
Total assets	$2,846,603,258
Liabilities
Note payable	$750,000,000
Payable for investments purchased	36,189,950
Due to custodian	11,829,913
Payable to affiliate for investment adviser fee	1,487,767
Payable to affiliate for Trustees' fees	4,341
Accrued expenses	515,653
Total liabilities	$800,027,624
Net Assets	$2,046,575,634
Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 76,265,527 shares issued and outstanding	$762,655
Additional paid-in capital	1,447,052,689
Accumulated net realized loss (computed on the basis of identified cost)	(208,532,114)
Accumulated undistributed net investment income	13,804,051
Net unrealized appreciation (computed on the basis of identified cost)	793,488,353
Net Assets	$2,046,575,634
Net Asset Value
($2,046,575,634 ÷ 76,265,527 common shares issued and outstanding)	$26.83

Statement of Operations

For the Six Months Ended
April 30, 2008

Investment Income
Dividends (net of foreign taxes, $6,384,261)	$101,227,736
Interest	26
Interest income allocated from affiliated investment	156,223
Expenses allocated from affiliated investment	(18,081)
Total investment income	$101,365,904
Expenses
Investment adviser fee	$12,072,632
Trustees' fees and expenses	17,245
Interest expense	2,533,641
Custodian fee	588,637
Preferred shares remarketing agent fee	389,268
Printing and postage	251,788
Legal and accounting services	84,203
Transfer and dividend disbursing agent fees	28,059
Miscellaneous	98,240
Total expenses	$16,063,713
Deduct — Reduction of investment adviser fee	$2,844,555
Total expense reductions	$2,844,555
Net expenses	$13,219,158
Net investment income	$88,146,746
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(99,644,334)
Foreign currency transactions	282,669
Net realized loss	$(99,361,665)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(253,367,273)
Foreign currency	(273,896)
Net change in unrealized appreciation (depreciation)	$(253,641,169)
Net realized and unrealized loss	$(353,002,834)
Distributions to preferred shareholders from net investment income	$(15,516,753)
Net decrease in net assets from operations	$(280,372,841)

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of April 30, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2008 (Unaudited)	Year Ended October 31, 2007
From operations —
Net investment income	$88,146,746	$160,279,168
Net realized loss from investment and foreign currency transactions	(99,361,665)	(7,266,794)
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(253,641,169)	401,004,467
Distributions to preferred shareholders from net investment income	(15,516,753)	(35,707,823)
Net increase (decrease) in net assets from operations	$(280,372,841)	$518,309,018
Distributions to common shareholders — From net investment income	$(65,801,896)	$(124,434,834)
Total distributions to common shareholders	$(65,801,896)	$(124,434,834)
Net increase (decrease) in net assets	$(346,174,737)	$393,874,184
Net Assets Applicable to Common Shares
At beginning of period	$2,392,750,371	$1,998,876,187
At end of period	$2,046,575,634	$2,392,750,371
Accumulated undistributed net investment income included in net assets applicable to common shares
At end of period	$13,804,051	$6,975,954

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of April 30, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Six Months Ended April 30, 2008 (Unaudited)(1)		Year Ended October 31, 2007(1)	Period Ended October 31, 2006(1)(2)		Year Ended December 31, 2005(1)	Period Ended December 31, 2004(1)(3)
Net asset value — Beginning of period (Common shares)	$31.370		$26.210	$22.170		$21.680	$19.100	(4)
Income (loss) from operations
Net investment income	$1.156		$2.102	$1.635		$1.624	$1.544
Net realized and unrealized gain (loss)	(4.630)		5.158	3.868		0.482	2.622
Distributions to preferred shareholders from net investment income	(0.203)		(0.468)	(0.365)		(0.310)	(0.122)
Total income (loss) from operations	$(3.677)		$6.792	$5.138		$1.796	$4.044
Less distributions to common shareholders
From net investment income	$(0.863)		$(1.632)	$(1.098)		$(1.308)	$(1.345)
Total distributions to common shareholders	$(0.863)		$(1.632)	$(1.098)		$(1.308)	$(1.345)
Preferred and Common shares offering costs charged to paid-in capital	$—		$—	$—		$0.002	$(0.020)
Preferred shares underwriting discounts	$—		$—	$—		$—	$(0.099)
Net asset value — End of period (Common shares)	$26.830		$31.370	$26.210		$22.170	$21.680
Market value — End of period (Common shares)	$24.270		$28.300	$24.690		$20.560	$19.790
Total Investment Return on Net Asset Value(5)	(11.46	)%(13)	27.22%	24.73	%(13)	9.68%	20.63	%(6)(13)
Total Investment Return on Market Value(5)	(11.23	)%(13)	21.83%	26.70	%(13)	11.43%	10.11	%(6)(13)

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of April 30, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Six Months Ended April 30, 2008 (Unaudited)(1)		Year Ended October 31, 2007(1)	Period Ended October 31, 2006(1)(2)		Year Ended December 31, 2005(1)	Period Ended December 31, 2004(1)(3)
Ratios/Supplemental Data
Net assets applicable to common shares, end of period (000's omitted)	$2,046,576		$2,392,750	$1,998,876		$1,690,612	$1,653,815
Ratios (As a percentage of average net assets applicable to common shares):(7)
Expenses before custodian fee reduction excluding interest and fees(8)	1.02	%(9)	1.04%	1.10	%(9)	1.15%	1.08	%(9)
Interest and fee expense	0.24	%(9)	—	—		—	—
Total expenses(8)	1.26	%(9)	1.04%	1.10	%(9)	1.15%	1.08	%(9)
Net investment income	8.41	%(9)	7.30%	8.14	%(9)	7.38%	8.63	%(9)
Portfolio Turnover	36%		35%	34%		97%	124%

The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:

Ratios (As a percentage of average total net assets applicable to common shares and preferred shares):(7)

Expenses before custodian fee reduction excluding interest and fees(8)	0.78	%(9)	0.77%	0.78	%(9)	0.79%	0.77	%(9)
Interest and fee expense	0.19	%(9)	—	—		—	—
Total expenses(8)	0.97	%(9)	0.77%	0.78	%(9)	0.79%	0.77	%(9)
Net investment income	6.44	%(9)	5.44%	5.78	%(9)	5.10%	6.16	%(9)
Senior Securities:
Total preferred shares outstanding	—	(12)	30,000	30,000		30,000	30,000
Asset coverage per preferred share(10)	$—	(12)	$104,767	$91,638		$81,359	$80,127
Involuntary liquidation preference per preferred share(11)	$—	(12)	$25,000	$25,000		$25,000	$25,000
Approximate market value per preferred share(11)	$—	(12)	$25,000	$25,000		$25,000	$25,000

(1)  Per share net investment income and offering costs were computed using average common shares outstanding.

(2)  For the ten-month period ended October 31, 2006. The Fund changed its fiscal year-end from December 31 to October 31.

(3)  For the period from the start of business, January 30, 2004, to December 31, 2004.

(4)  Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.

(5)  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(6)  Total investment return on net asset value is calculated assuming a purchase price at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is calculated assuming a purchase at the offering of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested.

(7)  Ratios do not reflect the effect of dividend payments to preferred shareholders.

(8)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

(9)  Annualized.

(10)  Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets, and dividing this by the number of preferred shares outstanding.

(11)  Plus accumulated and unpaid dividends.

(12)  See Note 2.

(13)  Not annualized.

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of April 30, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1  Significant Accounting Policies

Eaton Vance Tax-Advantaged Global Dividend Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund's investment objective is to provide a high level of after-tax total return. The Fund pursues its objective by investing primarily in dividend-paying common and preferred stocks.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Fund may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research, a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2007, the Fund, for federal income tax purposes, had a capital loss carryforward of

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of April 30, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

$108,763,743, which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2012 ($52,539,884), October 31, 2013 ($19,953,734), October 31, 2014 ($31,368,172) and October 31, 2015 ($4,901,953).

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of April 30, 2008, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed in the 3-year period ended October 31, 2007 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Interim Financial Statements — The interim financial statements relating to April 30, 2008 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund's management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Auction Preferred Shares

The Fund issued 4,000 Series A, 4,000 Series B, 4,000 Series C, 4,000 Series D, 4,000 Series E, 4,000 Series F and 6,000 Series G Auction Preferred Shares (APS) on April 12, 2004 in a public offering. The underwriting discount and other offering costs incurred in connection with the offering were recorded as a reduction of paid-in capital of the common shares. Dividends on the APS, which accrued daily, were cumulative at rates which were reset weekly for Series A, B and C, approximately monthly for Series D and E, semi-annually for Series F and approximately bi-monthly for Series G by an auction. Beginning February 13, 2008 and consistent with the patterns in

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of April 30, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

the broader market for auction-rate securities, the Fund's APS auctions were unsuccessful in clearing due to an imbalance of sell orders over bids to buy the APS. As a result, the dividend rates were reset to the maximum applicable rate, which was the greater of 1) 125% of applicable LIBOR at the date of the auction or 2) applicable LIBOR at the date of the auction plus 1.25%. In March 2008, the Fund entered into a committed financing arrangement with a major financial institution (see Note 9), the proceeds from which were used to redeem in full each series of the Fund's APS at a liquidation price of $25,000 per share. Prior to redemption of the APS, the Fund paid an annual fee equivalent to 0.25% of the liquidation value of the APS for the remarketing efforts associated with the APS auctions. At April 30, 2008, the Fund had no APS outstanding.

3  Distributions to Shareholders

The Fund intends to make monthly distributions of net investment income to common shareholders (after payment of any dividends on APS during periods when APS were outstanding). In addition, at least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, (reduced by available capital loss carryforwards from prior years, if any). Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders were recorded daily and were payable at the end of each dividend period except for Series G APS, which paid accumulated dividends on the first business day of each month and on the day following the end of the dividend period. The amount of dividends paid (including capital gains, if any) to APS shareholders, average APS dividend rates and dividend rate ranges prior to the redemption of APS for the six months ended April 30, 2008 were as follows:

Series	Dividends Paid to APS Shareholders	Average APS Dividend Rates	Dividend Rate Ranges
Series A	$1,883,720	4.48%	3.50% – 5.40%
Series B	$1,961,107	4.46%	4.00% – 5.40%
Series C	$1,978,117	4.50%	3.90% – 5.40%
Series D	$2,080,342	4.53%	4.14% – 5.60%
Series E	$2,189,307	4.77%	4.03% – 5.70%
Series F	$2,153,320	5.10%	5.100%
Series G	$3,270,840	5.25%	4.29% – 5.70%

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.85% of the Fund's average daily gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage. The portion of the adviser fee payable by Cash Management on the Fund's investment of cash therein is credited against the Fund's adviser fee. For the six months ended April 30, 2008, the Fund's adviser fee totaled $12,089,348 of which $16,716 was allocated from Cash Management and $12,072,632 was paid or accrued directly by the Fund. EVM also serves as administrator of the Fund, but receives no compensation.

In addition, EVM has contractually agreed to reimburse the Fund for fees and other expenses at an annual rate of 0.20% of the Fund's average daily gross assets during the first five full years of the Fund's operations, 0.15% of the Fund's average daily gross assets in year six, 0.10% in year seven and 0.05% in year eight. Pursuant to this agreement, EVM reimbursed $2,844,555 of expenses for the six months ended April 30, 2008.

The Fund entered into a fee reduction agreement with EVM pursuant to which, effective May 1, 2008 through April 30, 2009, the Fund's adviser fee will be computed at an annual rate of 0.85% of its average daily gross assets up to and including $1.5 billion, 0.835% over $1.5 billion up to and including $3 billion, 0.82% over $3 billion up to and including $5 billion, and 0.805% on average daily gross assets over $5 billion. The agreement also provides for additional reductions in rates beginning May 1, 2009 on average daily gross assets over $1.5 billion.

Except for Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of April 30, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2008, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $1,034,978,976 and $1,039,281,631, respectively, for the six months ended April 30, 2008.

6  Common Shares of Beneficial Interest

There were no transactions in common shares for the six months ended April 30, 2008 and for the year ended October 31, 2007.

7  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at April 30, 2008, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,985,411,458
Gross unrealized appreciation	$868,908,325
Gross unrealized depreciation	(75,401,690)
Net unrealized appreciation	$793,506,635

8  Overdraft Advances

Pursuant to the custodian agreement, SSBT may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, a rate above the Federal Funds rate). This obligation is payable on demand to SSBT. SSBT has a lien on the Fund's assets to the extent of any overdraft. At April 30, 2008, the Fund had payments due to SSBT pursuant to the foregoing arrangement of $11,829,913.

9  Facility Agreement

Effective March 10, 2008, the Fund entered into a committed Facility Agreement (the Agreement) with a major financial institution that allows it to borrow up to $750 million over a rolling 180 calendar day period. Interest is charged at a rate above LIBOR and is payable monthly. The Fund also paid an arrangement fee of $975,000 which is included in interest expense in the Statement of Operations. Under the terms of the Agreement, the Fund is required to satisfy certain collateral requirements and maintain a certain level of net assets. As of April 30, 2008, the Fund had borrowings under the Agreement of $750 million at an interest rate of 3.01%. For the period from April 1, 2008, the date of the initial draw on the Agreement, through April 30, 2008, the average borrowings under the Agreement and the average interest rate (annualized) were $643,333,333 and 2.96%, respectively.

10  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

11  Recently Issued Accounting Pronouncement

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of April 30, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

Eaton Vance Tax-Advantaged Global Dividend Income Fund

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (the Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company as dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund's transfer agent, American Stock Transfer & Trust Company or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquiries regarding the Plan can be directed to the Plan Agent, American Stock Transfer & Trust Company, at 1-866-706-0514.

Eaton Vance Tax-Advantaged Global Dividend Income Fund

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

  Please print exact name on account:

  Shareholder signature  Date

  Shareholder signature  Date

  Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Tax-Advantaged Global Dividend Income Fund
c/o American Stock Transfer & Trust Company
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and has no employees.

Number of Shareholders

As of April 30, 2008, our records indicate that there are 82 registered shareholders and approximately 70,635 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-225-6265

New York Stock Exchange symbol

The New York Stock Exchange Symbol is ETG

Eaton Vance Tax-Advantaged Global Dividend Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

Eaton Vance Tax-Advantaged Global Dividend Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement between the Eaton Vance Tax-Advantaged Global Dividend Income Fund (the "Fund"), and Eaton Vance Management (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in dividend-paying common and preferred stocks and foreign markets. The Board noted the Adviser's in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the respective investment advisory agreements.

Eaton Vance Tax-Advantaged Global Dividend Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one- and three-year periods ended September 30, 2007 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Fund (referred to as "management fees"). As part of its review, the Board considered the Fund's management fees and total expense ratio for the year ended September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered that the Adviser had waived fees and/or paid expenses for the Fund. The Board also noted that, at its request, the Adviser had agreed to add fee breakpoints effective May 1, 2008.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized with and without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund since inception and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases and decreases. The Board also considered the fact that the Fund is not continuously offered, and noted that, at its request, the Adviser had agreed to add breakpoints to the Fund's advisory fee effective May 1, 2008. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund and that, assuming reasonably foreseeable increases in the assets of the Fund, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

Eaton Vance Tax-Advantaged Global Dividend Income Fund

OFFICERS AND TRUSTEES

Officers
Duncan W. Richardson
President
Thomas E. Faust Jr.
Vice President and Trustee
Aamer Khan
Vice President
Thomas H. Luster
Vice President
Michael R. Mach
Vice President
Judith A. Saryan
Vice President
Barbara E. Campbell
Treasurer
Maureen A. Gemma
Secretary
Paul M. O'Neil
Chief Compliance Officer	Trustees Ralph F. Verni Chairman Benjamin C. Esty Allen R. Freedman William H. Park Ronald A. Pearlman Norton H. Reamer Heidi L. Steiger Lynn A. Stout

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Investment Adviser and Administrator of Eaton Vance Tax-Advantaged Global Dividend Income Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company

59 Maiden Lane
Plaza Level
New York, NY 10038

Eaton Vance Tax-Advantaged Global Dividend Income Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

2051-6/08  CE-TAGDISRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms). Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman and Chief Operating Officer of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

Not required in this filing

Item 5.  Audit Committee of Listed registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below.  The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year.  In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Contract Review Committee except as contemplated under the Fund Policy.  The Board’s Contract Review Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.  The investment adviser will generally vote proxies through the Agent.  The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies.  It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent.  The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies.  The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies.  The investment adviser generally supports management on social and environmental proposals.  The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients.  The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists.  If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Contract Review Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not required in this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders.

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Tax-Advantaged Global Dividend Income Fund

By:	/s/Duncan W. Richardson
Duncan W. Richardson
President

Date:	June 12, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	June 12, 2008

By:	/s/Duncan W. Richardson
Duncan W. Richardson
President

Date:	June 12, 2008